MERRILL LYNCH
GLOBAL
RESOURCES
TRUST







FUND LOGO







Quarterly Report

October 31, 1995







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Global Resources Trust
Box 9011
Princeton, NJ
08543-9011








MERRILL LYNCH GLOBAL RESOURCES TRUST



DEAR SHAREHOLDER

Portfolio Strategy
The environment for investments in the natural resource sector turned negative during the three-month period ended October 31, 1995, primarily because of concerns about future economic growth prospects worldwide. In the United States, economic growth rebounded strongly during the third quarter of 1995, as evidenced by a 4.2% advance in real gross domestic product (GDP). However, recent signs of weakness in the manufacturing sector and an increase in inventory levels in some cyclical industries have led some investors to conclude that the United States is in the late stages of the economic cycle, increasing the risk of an economic slowdown in the near future. In many European economies, growth was solid, but below expectations and thus disappointing to many analysts and investors. This resulted in a number of downgrades to economic growth rate estimates for 1996. The uncertainty about future economic growth, particularly in the industrialized countries, shifted investor activity away from the commodity cyclical industries. Investors feared that any slowdown in economic activity could significantly reduce the demand for many basic materials and have a negative impact on the earnings prospects for companies involved in these industries.

Another factor which contributed to the poor sentiment toward natural resource stocks was that most commodity prices trended lower during the quarter. Industrial commodities, such as steels, base metals, chemicals and some paper products, generally weakened as lower-than-expected demand led to increased inventories. Oil prices also trended lower over concerns that the Organization of Petroleum Exporting Countries (OPEC) might abandon production quotas and enter into a battle for market share at its upcoming meeting in November. Reduced inflation expectations and significant forward selling by gold producers pushed gold prices down near the low end of their recent trading range.

For the three-month period ended October 31, 1995, the total returns for the Trust's Class A, Class B, Class C and Class D Shares were -6.77%, -7.03%, -7.01% and -6.83%, respectively. (Trust results shown do not reflect sales charges, and would be lower if sales charges were included. For complete performance information, including average annual and aggregate total returns, see pages 4--6 of this report to shareholders.) Concerns about future worldwide economic growth prospects and lower commodity prices left most natural resource-related shares with losses over the period. In addition, Trust returns were hurt by our large exposure to the Canadian equity market, where both stocks and the Canadian dollar suffered from the uncertainty surrounding the secession referendum in Quebec.

In our opinion, there continue to be attractive investment opportunities in the natural resource sector, even in the relatively low inflation environment which exists today. Economic expansion is one of the prime determinants of demand for many basic commodities. We believe that the current environment of modest worldwide economic growth and low inflation supports the recent shifts by central banks toward easing and reinforces the trend toward lower interest rates in the industrialized nations. This could encourage investors to focus on the prospects of an extended economic cycle.

We continue to position the Trust to take advantage of the opportunities presented by this scenario. As a result, there was little change in our investment strategy during the October quarter. Despite the risk of a near-term slowdown in earnings momentum, we are maintaining a large exposure to the industrial side of our investment universe including the paper, base metal and chemical sectors. We remain positive on the medium-term outlook for these industries and believe that high capacity utilization rates, reduced cost structures and firm commodity prices could potentially lead to a period of sustained above-average profitability for many of these companies.

Portfolio Matters
We continued to increase the Trust's exposure to the base metals sector, where we believe significant structural changes are occurring in the industry, particularly in terms of the outlook for demand. One significant change is that consumption for most of the base metals is increasingly being dominated by the developing or emerging economies of the world, with particular strength in the developing Asian economies. Demand is growing at a rapid pace in these economies, driven by tremendous infrastructure development needs and the desire to raise standards of living. Bridges, tunnels, factories, airports, telecommunications systems and power generation facilities are being built, and cars, white goods, and consumer electronic products are being purchased, all of which are heavily base metal-intensive. Another significant change is that even in the developed economies, the amount of metal consumed per unit of GDP appears to be increasing after a steady decline in the 1970s and 1980s. For example, in the United States an increasing amount of copper per unit of housing is being used because of the trend toward larger homes which require more copper tubing and copper wiring. Copper usage per automobile has also increased as more sophisticated power electronic packages are included in cars. The average aluminum content per car has increased as car manufacturers continue to search for lighter materials. These secular changes should keep the consumption growth of the base metals above the growth rates experienced during the past two decades and could have the effect of extending the current cycle for metals demand. Limited new supply developing over the next couple of years is another positive sign.

We maintained a significant exposure to the paper and forest products sector. In our opinion, much of the current weakness in many paper grades is a result of the destocking of inventories which were built up over the past year in anticipation of price increases. Continued positive economic activity, along with limited capacity growth associated with raw material supply constraints, could allow these inventories to be worked down, leaving operating rates high and giving the industry greater pricing flexibility. Meanwhile, valuations in the paper industry are attractive as share prices appear to be anticipating a sharp downturn in profitability over the next couple of years. While underlying commodity prices may not appreciate significantly from current levels, we believe that the level of current earnings for many of these companies is sustainable for several years in a reasonably healthy economic environment.

We maintained a large position in the energy sector. In the near term, oil prices may remain volatile as news unfolds about possible civil unrest in some OPEC nations and the potential resumption of exports from Iraq. However, below-normal inventory levels in the US and steadily increasing worldwide demand should keep underlying supply/demand reasonably in balance, which could support a relatively stable oil price environment. There is some concern that OPEC may attempt to raise production ceilings at the upcoming meeting in November in an effort to drive down oil prices and slow the strong growth in non-OPEC production. OPEC nations are becoming increasingly frustrated by the fact that most of the incremental demand for oil is being met by increases in non-OPEC production. We do not believe that OPEC has much to gain by entering into a battle for market share, and therefore, we expect the cartel to maintain current production quotas. Assuming a relatively flat oil price outlook, we are focusing on companies that have strong production growth prospects and/or companies that potentially still have significant restructuring or cost-cutting benefits to realize. We expect natural gas prices to trend higher and therefore, are maintaining a significant exposure to natural gas-related exploration and production companies.

In Conclusion
Despite recent skepticism in the global equity markets toward natural resource-related stocks, we remain positive on the outlook for investing in this sector. We believe that a "soft landing" scenario for the US economy will not put undue pressure on resource-related commodity prices. In addition, we expect global economic growth to improve, led by robust growth in the developing Asian economies and the trend toward lower interest rates in Europe and Japan. This should keep the demand for basic resources strong, and should have positive implications for the earnings of many resource-related companies. Conversely, if economic activity slows, governments may, in fact, begin to adopt stimulative policies which could trigger new inflationary pressures.

We thank you for your investment in Merrill Lynch Global Resources Trust, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Peter A. Lehman)
Peter A. Lehman
Vice President and Portfolio Manager




November 17, 1995





PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Trust's shares are presented in the "Recent Performance Results" table below and the "Performance Summary" tables on pages 5 and 6. Data for the Trust's Class A and Class B Shares are presented in the "Average Annual Total Return" tables on page 6. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 6.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Trust's shares for the 12-month and 3-month periods ended October 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results*
                                                                                                12 Month    3 Month
                                                        10/31/95     7/31/95      10/31/94      % Change    % Change
                                                                                   <C
ML Global Resources Trust Class A Shares                 $15.43       $16.70       $16.13        -4.34%       -7.60%
ML Global Resources Trust Class B Shares                  15.45        16.62        16.10        -4.04        -7.04
ML Global Resources Trust Class C Shares                  15.39        16.55        16.09        -4.35        -7.01
ML Global Resources Trust Class D Shares                  15.41        16.67        16.13        -4.46        -7.56
ML Global Resources Trust Class A Shares--Total Return                                           -3.01(1)     -6.77(2)
ML Global Resources Trust Class B Shares--Total Return                                           -4.03(3)     -7.03(3)
ML Global Resources Trust Class C Shares--Total Return                                           -4.01(4)     -7.01
ML Global Resources Trust Class D Shares--Total Return                                           -3.27(5)     -6.83(6)


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.221 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.149 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.002 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.052 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.199 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.131 per share ordinary income dividends.

Performance Summary--Class A Shares
                                     Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending      Distributed   Dividends Paid*  % Change**
10/24/88--12/31/88                 $12.50       $12.00         $0.049        $0.139         - 2.48%
1989                                12.00        14.89           --           0.378         +27.39
1990                                14.89        14.36          0.039         0.415         - 0.68
1991                                14.36        13.94          0.786         0.471         + 5.91
1992                                13.94        12.89           --           0.238         - 5.87
1993                                12.89        15.19           --           0.138         +19.01
1994                                15.19        15.14           --           0.242         + 1.20
1/1/95--10/31/95                    15.14        15.43           --           0.149         + 2.83
                                                               ------        ------
                                                         Total $0.874  Total $2.170

                                                    Cumulative total return as of 10/31/95: +52.36%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                                     Net Asset Value      Capital Gains
Period Covered                   Beginning      Ending     Distributed    Dividends Paid*  % Change**
8/2/85--12/31/85                   $10.00       $ 9.99         --              --           - 0.10%
1986                                 9.99        12.75       $0.280          $0.110         +32.37
1987                                12.75        13.61        1.978           0.181         +21.22
1988                                13.61        12.00        0.340           0.206         - 7.86
1989                                12.00        14.89         --             0.230         +26.09
1990                                14.89        14.37        0.039           0.245         - 1.70
1991                                14.37        13.96        0.786           0.305         + 4.79
1992                                13.96        12.92         --             0.090         - 6.82
1993                                12.92        15.17         --             0.049         +17.83
1994                                15.17        15.16         --             0.035         + 0.15
1/1/95--10/31/95                    15.16        15.45         --             0.002         + 1.93
                                                             ------          ------
                                                       Total $3.423    Total $1.453

                                                   Cumulative total return as of 10/31/95: +114.99%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance Summary--Class C Shares
                                     Net Asset Value      Capital Gains
Period Covered                   Beginning      Ending     Distributed  Dividends Paid*  % Change**
10/21/94--12/31/94                 $15.93       $15.10          --           $0.052          -4.88%
1/1/95--10/31/95                    15.10        15.39          --             --            +1.92
                                                                             ------
                                                                       Total $0.052

                                                     Cumulative total return as of 10/31/95: -3.05%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares
                                     Net Asset Value      Capital Gains
Period Covered                   Beginning      Ending     Distributed  Dividends Paid*  % Change**
10/21/94--12/31/94                 $15.96       $15.14          --           $0.068          -4.71%
1/1/95--10/31/95                    15.14        15.41          --            0.131          +2.59
                                                                             ------
                                                                       Total $0.199

                                                     Cumulative total return as of 10/31/95: -2.24%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/95                         +2.72%         -2.68%
Five Years Ended 9/30/95                   +4.21          +3.09
Inception (10/24/88)
through 9/30/95                            +7.08          +6.25

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/95                         +1.69%         -2.31%
Five Years Ended 9/30/95                   +3.14          +3.14
Ten Years Ended 9/30/95                    +9.01          +9.01

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




Aggregate Total Return


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94)
through 9/30/95                            +2.37%         +1.37%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 9/30/95                            +3.16%         -2.26%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS
                                                                                                                    Percent of
Industries                   Shares Held                  Common Stocks                    Cost            Value    Net Assets
Aluminum                          80,000   Alcan Aluminium Ltd.                        $  2,093,048     $  2,530,000    1.1%
                                  25,000   Aluminum Company of America                    1,304,508        1,275,000    0.5
                                 248,800   Comalco Ltd.                                     902,060        1,255,963    0.5
                                                                                       ------------     ------------  ------
                                                                                          4,299,616        5,060,963    2.1


Chemicals                         53,000   Air Products and Chemicals, Inc.               2,381,320        2,736,125    1.2
                                 640,000   Asahi Chemical Industry Co., Ltd.              4,707,315        4,505,098    1.9
                                  37,000   Dow Chemical Co.                               2,596,842        2,539,125    1.1
                                  31,300   du Pont (E.I.) de Nemours & Co.                1,767,614        1,952,338    0.8
                                  97,500   Hanna (M.A.) Co.                               1,937,650        2,498,438    1.1
                                                                                       ------------     ------------  ------
                                                                                         13,390,741       14,231,124    6.1


Diversified Companies            154,500   Canadian Pacific, Ltd.                         2,417,457        2,472,000    1.1
                                  81,000   Coastal Corp.                                  2,071,800        2,622,375    1.1
                                 145,000   Cyprus Amax Minerals Co.                       3,620,701        3,788,125    1.6
                                  90,000   Norcen Energy Resources Ltd.                   1,158,729        1,165,673    0.5
                                 185,000   Occidental Petroleum Corp.                     3,589,250        3,977,500    1.7
                                 407,500   Renison Goldfields Consolidated Ltd.           1,613,171        1,712,693    0.7
                                                                                       ------------     ------------  ------
                                                                                         14,471,108       15,738,366    6.7


Gold                           1,088,500   Delta Gold N.L.                                2,085,550        2,337,171    1.0
                                  94,000   Driefontein Consolidated Ltd.                  1,435,063        1,050,661    0.4
                                 769,661   Newcrest Mining Ltd.                           3,298,232        3,164,507    1.3
                                 140,622   Newmont Mining Corp.                           5,614,727        5,308,481    2.3
                                 250,000   Placer Dome, Inc.                              5,677,853        5,468,750    2.3
                                 324,000   Sante Fe Pacific Gold Corp.                    4,617,400        3,199,500    1.4
                                                                                       ------------     ------------  ------
                                                                                         22,728,825       20,529,070    8.7


Integrated Oil                    41,000   Amoco Corp.                                    2,293,335        2,618,875    1.1
Companies--Domestic              185,000   Unocal Corp.                                   5,357,674        4,856,250    2.1
                                                                                       ------------     ------------  ------
                                                                                          7,651,009        7,475,125    3.2

Integrated Oil                   700,000   British Petroleum Co. PLC                      2,945,348        5,153,318    2.2
Companies--                       16,000   Mobil Corp.                                    1,557,790        1,612,000    0.7
International                     14,600   OMV AG                                         1,554,378        1,260,654    0.5
                                 149,800   Petro-Canada (Installment Receipts) (a)          706,427          711,550    0.3
                                  78,800   Repsol S.A.                                    2,272,896        2,355,277    1.0
                                  71,600   Societe Nationale Elf Aquitaine (ADR)*         2,544,624        2,416,500    1.0
                                 101,600   Total S.A. (Class B)                           6,049,223        6,285,908    2.7
                                 122,000   Yacimientos Petroliferos Fiscales S.A.--
                                           Sponsored (ADR)*                               2,997,272        2,089,250    0.9
                                                                                       ------------     ------------  ------
                                                                                         20,627,958       21,884,457    9.3


Metals & Mining                   67,000   ASARCO Inc.                                    1,927,403        2,160,750    0.9
                                  84,100   CRA Ltd.                                       1,035,447        1,296,043    0.6
                                 155,600   Falconbridge Ltd. (Installment Receipts) (b)   1,257,456        1,464,368    0.6
                                 140,000   Freeport-McMoRan Copper & Gold, Inc.           3,000,786        3,202,500    1.4
                               2,470,000   M.I.M. Holdings Ltd.                           5,396,407        3,328,765    1.4
                                  77,500   Magma Copper Co.                               1,332,076        1,298,125    0.6
                                 546,000   Mitsubishi Materials Corp.                     2,773,289        2,473,059    1.1
                                 230,000   Nippon Light Metal Company Ltd.                1,366,622        1,249,216    0.5
                                 197,900   Noranda Inc.                                   3,726,075        3,964,638    1.7
                                 150,000   Outokumpu OY                                   2,732,694        2,389,775    1.0
                                  38,100   PT Tambang Timah (GDR)**                         485,013          433,197    0.2
                                  60,000   Phelps Dodge Corp.                             3,296,215        3,802,500    1.6
                                  37,000   QNI Ltd.                                          69,981           70,993    0.0



SCHEDULE OF INVESTMENTS (continued)
                                                                                                                    Percent of
Industries                   Shares Held                  Common Stocks                    Cost            Value    Net Assets
Metals & Mining                  380,000   RTZ Corp. PLC (The)                         $  4,903,635     $  5,258,487    2.2%
(concluded)                    1,800,000   Savage Resources Ltd.                          1,368,175        1,301,994    0.6
                                 345,000   Sumitomo Metal Mining Co. Ltd.                 2,877,858        2,729,559    1.2
                                 215,000   Trelleborg 'B' Fria                            2,921,179        2,414,347    1.0
                                 901,500   Western Mining Corp. Holdings Ltd.             5,374,821        5,779,506    2.5
                                                                                       ------------     ------------  ------
                                                                                         45,845,132       44,617,822   19.1

Oil & Gas Producers              470,000   Abacan Resources Corp.                         1,763,996        1,156,168    0.5
                               1,099,500   Ampolex Ltd.                                   3,384,940        2,176,614    0.9
                                  80,000   Anadarko Petroleum Corp.                       3,908,022        3,470,000    1.5
                                 115,000   Apache Corp.                                   3,073,528        2,932,500    1.2
                                 403,000   Chauvco Resources Ltd.                         4,669,606        3,604,920    1.5
                                 112,900   Enron Oil & Gas Co.                            2,416,647        2,258,000    1.0
                                 477,100   Enterprise Oil PLC                             3,121,750        2,527,688    1.1
                                  68,600   Louisiana Land and Exploration Co. (The)       2,718,183        2,426,725    1.0
                                 175,000   Mitchell Energy & Development Corp.
                                           (Class B)                                      3,666,183        2,843,750    1.2
                                 140,000   Oryx Energy Co.                                2,332,787        1,610,000    0.7
                                  68,500   Parker & Parsley Petroleum Co.                 1,347,172        1,267,250    0.5
                               7,500,000   Premier Oil Co. PLC                            3,091,256        3,083,925    1.3
                                 675,000   Ranger Oil Ltd.                                4,526,339        3,881,250    1.7
                                 103,000   Sonat, Inc.                                    3,276,567        2,961,250    1.3
                                  20,100   Triton Energy Corp.                              672,425          937,162    0.4
                                  18,000   Union Pacific Resources Group Inc.               378,000          409,500    0.2
                                  78,200   Vastar Resources, Inc.                         2,135,113        2,209,150    0.9
                                                                                       ------------     ------------  ------
                                                                                         46,482,514       39,755,852   16.9


Oil Services                      57,800   Coflexip Stena Offshore, Inc. (ADR)*           1,242,700          787,525    0.3
                                  95,700   IHC Caland N.V.                                2,078,034        2,727,863    1.2
                                  60,000   Schlumberger Ltd.                              3,467,055        3,735,000    1.6
                                                                                       ------------     ------------  ------
                                                                                          6,787,789        7,250,388    3.1


Paper & Pulp                     242,133   Aracruz Celulose S.A. (ADR)*                     970,032        2,239,730    1.0
                                 172,700   Avenor Inc.                                    3,423,014        3,620,714    1.5
                                  57,000   Georgia-Pacific Corp.                          3,636,800        4,702,500    2.0
                                  21,400   International Paper                              772,379          791,800    0.3
                                  91,000   Metsa-Serla OY                                 3,935,508        3,393,599    1.4
                                  60,400   Mo Och Domsjo AB Co.                           2,613,099        3,077,220    1.3
                                 120,000   Pope & Talbot, Inc.                            2,789,668        1,620,000    0.7
                                 406,496   Slocan Forest Products Ltd.                    3,555,171        3,901,331    1.7
                                 117,000   Weyerhaeuser Co.                               4,993,809        5,162,625    2.2
                                  39,000   Willamette Industries, Inc.                    1,467,138        2,262,000    1.0
                                                                                       ------------     ------------  ------
                                                                                         28,156,618       30,771,519   13.1


Petroleum Refining               250,000   Total Petroleum (North America) Ltd.           3,028,198        2,531,250    1.1

Plantations                      717,000   Golden Hope Plantations BHD                    1,325,785        1,128,689    0.5
                                 480,000   Kuala Lumpur Kepong BHD                          983,702        1,293,979    0.5
                                                                                       ------------     ------------  ------
                                                                                          2,309,487        2,422,668    1.0

SCHEDULE OF INVESTMENTS (concluded)
                                                                                                                    Percent of
Industries                   Shares Held                  Common Stocks                    Cost            Value    Net Assets
Steel                             71,000   Koninklijke Nederlandsche Hoogovens en
                                           Staalfabrienken N.V.                        $  3,078,006     $  2,433,977    1.0%
                                 815,000   Nippon Steel Corp.                             2,776,840        2,708,676    1.2
                               1,564,000   Sumitomo Metal Industries Ltd.                 5,123,983        4,247,333    1.8
                                                                                       ------------     ------------  ------
                                                                                         10,978,829        9,389,986    4.0


Wood Products                    112,500   Louisiana-Pacific Corp.                        3,656,464        2,685,937    1.1
                                 325,000   Pacific Forest Products Ltd.                   3,496,173        3,391,726    1.4
                                 146,100   Riverside Forest Products Ltd.                 2,401,223        1,987,570    0.8
                                                                                       ------------     ------------  ------
                                                                                          9,553,860        8,065,233    3.3


                                           Total Common Stocks                          236,311,684      229,723,823   97.7



                             Face Amount            Short-Term Securities

Repurchase                  $  5,492,000   UBS Securities Funding Inc., purchased on
Agreements***                              10/31/1995 to yield 5.88% to 11/01/1995        5,492,000        5,492,000    2.3


                                           Total Short-Term Securities                    5,492,000        5,492,000    2.3


Total Investments                                                                      $241,803,684      235,215,823  100.0
                                                                                       ============
Liabilities in Excess of Other Assets                                                                        (78,238)  (0.0)
                                                                                                        ------------  ------
Net Assets                                                                                              $235,137,585  100.0%
                                                                                                        ============  ======


Net Asset                   Class A--Based on net assets of $22,137,152 and 1,434,831
Value:                               shares of beneficial interest outstanding                          $      15.43
                                                                                                        ============
                            Class B--Based on net assets of $108,179,953 and 7,002,187
                                     shares of beneficial interest outstanding                          $      15.45
                                                                                                        ============
                            Class C--Based on net assets of $2,203,256 and 143,189
                                     shares of beneficial interest outstanding                          $      15.39
                                                                                                        ============
                            Class D--Based on net assets of $102,617,224 and 6,659,178
                                     shares of beneficial interest outstanding                          $      15.41
                                                                                                        ============


  *American Depositary Receipts (ADR).
 **Global Depositary Receipts (GDR).
***Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.
(a)Receipts evidence payment by the Trust of 42% of the purchase price of common stock of Petro-Canada. The Trust is obligated to pay the remaining 58%, approximately $949,000, over the next two years.
(b)Receipts evidence payment by the Trust of 34% of the purchase price of common stock of Falconbridge Ltd. The Trust is obligated to pay the remaining 66%, approximately $2,204,000, over the next two years.




PORTFOLIO INFORMATION


For the Quarter Ended October 31, 1995

                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Total S.A. (Class B)                               2.7%
Western Mining Corp. Holdings Ltd.                 2.5
Placer Dome, Inc.                                  2.3
Newmont Mining Corp.                               2.3
RTZ Corp. PLC (The)                                2.2
Weyerhaeuser Co.                                   2.2
British Petroleum Co. PLC                          2.2
Unocal Corp.                                       2.1
Georgia-Pacific Corp.                              2.0
Asahi Chemical Industry Co., Ltd.                  1.9



 Additions

 Aluminum Company of America
*Arcadian Corp.
 Driefontein Consolidated Ltd.
 Falconbridge Ltd. (Installment Receipts)
*Free State Consolidated Gold Mines Ltd.
 Nippon Light Metal Company Ltd.
 Nippon Steel Corp.
 PT Tambang Timah (GDR)
 Petro-Canada (Installment Receipts)
 QNI Ltd.
 Savage Resources Ltd.
 Union Pacific Resources Group Inc.

 Deletions

*Arcadian Corp.
 Baker Hughes Inc.
 Burlington Resources, Inc.
 Falconbridge Ltd.
*Free State Consolidated Gold Mines Ltd.
 Mitchell Energy & Development Corp. (Class A)
 Petro-Canada

[FN]
*Added and deleted in the same quarter.




OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Edward P. Ix, Jr., Vice President
Peter A. Lehman, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863